RS INVESTMENT TRUST
RS Internet Age Fund®

388 Market Street,
San Francisco, California, 94111

June 11, 2007

Dear Shareholder:

You are cordially invited to attend a meeting of shareholders of RS Internet Age Fund®, a series of RS Investment Trust (the “Trust”), to be held on July 16, 2007, at 8:00 a.m., San Francisco time, at the offices of the Trust at 388 Market Street, San Francisco, California (the “Meeting”). At the Meeting, shareholders will be asked to vote on a proposed merger of RS Internet Age Fund into The Information Age Fund®, another series of the Trust. Each share of RS Internet Age Fund would be exchanged at net asset value for shares of The Information Age Fund.

Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is important. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

The Board of Trustees of the Trust, including a majority of the independent Trustees, has unanimously approved the reorganization of RS Internet Age Fund into The Information Age Fund. We’ve highlighted below some answers to questions that you may have about the proposal. The enclosed Prospectus/Proxy Statement provides you with detailed information about this reorganization proposal.

Q:             How is the proposed reorganization expected to benefit shareholders?

RS Internet Age Fund invests principally in companies that RS Investment Management Co. LLC (“RS Investments”), the Funds’ investment adviser, believes are likely to benefit from the development of the Internet. The Information Age Fund invests more broadly in a portfolio of companies in the information technology sector. The portfolio management teams of the two Funds are the same. The Information Age Fund is larger than RS Internet Age Fund, and has a lower expense ratio. RS Investments believes that the combination of the two Funds will benefit shareholders of RS Internet Age Fund by consolidating the management of the two Funds under their common management team, and providing shareholders an opportunity to continue to invest in a technology-focused portfolio that offers a more diversified portfolio of investments with a potentially lower expense ratio.

It is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Fund directly as a result of the reorganization.

Q:             Will shareholders be expected to pay for the proposed reorganization?

No. Shareholders will not bear any of the costs associated with the reorganization. All costs of the reorganization are being borne by RS Investments, and not by RS Internet Age Fund or The Information Age Fund.

Q:             How do I vote, and how many votes do I have?

You are entitled to one vote for each share you own. Fractional shares are entitled to a proportional fractional vote. You are invited to cast your vote in person at the Meeting, although we realize that this is not always possible.

We encourage you to use one of the following easy options today to record your vote promptly:

1.                Vote by Telephone.   You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and by following the prerecorded information. Please have your proxy materials, including the control number on your proxy card, available.

2.                Vote via Internet.   You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website. Please have your proxy materials, including the control number on your proxy card, available.

3.                Vote by Mail.   You may cast your vote by mail by signing, dating, and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

We appreciate your careful consideration of the proposal described in the enclosed Prospectus/Proxy Statement. If you have any questions, please call us at (800) 766-FUND (3863).

Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. We look forward to seeing you at the Meeting or receiving your proxy card so your shares may be voted at the Meeting.

Respectfully,

Terry R. Otton,
President

2

RS INVESTMENT TRUST
RS Internet Age Fund®

388 Market Street,
17th Floor
San Francisco, California, 94111

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 16, 2007

To Shareholders of RS Internet Age Fund:

NOTICE IS HEREBY GIVEN of a Meeting of Shareholders of RS Internet Age Fund®, a series of RS Investment Trust (the “Trust”), that will be held at the offices of the Trust set forth above on July 16, 2007, at 8:00 a.m. (San Francisco time), to consider and vote on the following:

1.     Approval of the Agreement and Plan of Reorganization providing for the transfer of all of the assets of RS Internet Age Fund to The Information Age Fund®, another series of the Trust, in exchange for shares of The Information Age Fund and the assumption by The Information Age Fund of all of the liabilities of RS Internet Age Fund, and the distribution of such shares to the shareholders of RS Internet Age Fund in complete liquidation of RS Internet Age Fund, all as described in the attached Prospectus/Proxy Statement.

2.     Any other business that may properly come before the Meeting or any postponement or adjournment thereof.

The proposed reorganization is described in the attached Prospectus/Proxy Statement, and the Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement.

The Board of Trustees of the Trust has fixed the close of business on May 29, 2007 as the record date for the Meeting. Shareholders of record are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Trustees,
BENJAMIN L. DOUGLAS
Secretary
June 11, 2007

Your vote is important. Each shareholder who does not expect to attend the Meeting in person is requested to complete, sign, date, and promptly return the enclosed proxy card.

June 11, 2007

RS Investment Trust
RS Internet Age Fund®

388 Market Street
17th Floor
San Francisco, CA 94111
(1-800-766-FUND)

PROSPECTUS/PROXY STATEMENT

This Prospectus/Proxy Statement is being furnished to shareholders of RS Internet Age Fund® (“Internet Age Fund”), a series of RS Investment Trust (the “Trust”), in connection with a Meeting of Shareholders of Internet Age Fund (the “Meeting”) to be held at the offices of the Trust set forth above on July 16, 2007, at 8:00 a.m. (San Francisco time). At the Meeting, shareholders of Internet Age Fund will be asked to approve the Agreement and Plan of Reorganization, dated as of May 17, 2007, pursuant to which Internet Age Fund will be reorganized into The Information Age Fund® (“Information Age Fund”), another series of the Trust (the “Reorganization”) (each of Internet Age Fund and Information Age Fund is referred to sometimes herein as a “Fund” and, collectively, they are sometimes referred to herein as the “Funds”). This Prospectus/Proxy Statement concisely sets forth information you should know before voting on the proposal (the “Proposal”).

Please read this Prospectus/Proxy Statement carefully and keep it for future reference. This Prospectus/Proxy Statement and related proxy materials are first being made available to shareholders on or about June 11, 2007.

A Statement of Additional Information dated June 11, 2007, relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is hereby incorporated into this Prospectus/Proxy Statement by reference. In addition, the following document has also been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement:

•       The prospectus of the Trust, dated May 1, 2007, filed with the Securities and Exchange Commission (Accession No. 0001104659-07-030472), to the extent that it relates to Information Age Fund or Internet Age Fund.

The following documents have been filed with the SEC and have been incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement:

•       The statement of additional information of the Trust, dated May 1, 2007, as supplemented from time to time, to the extent that it relates to Information Age Fund or Internet Age Fund.

•       The audited financial statements of Internet Age Fund and Information Age Fund and related report of auditors relating to the Funds for the fiscal year ended December 31, 2006, included in the Annual Report to Shareholders of the Trust.

A copy of a prospectus of the Trust, dated May 1, 2007, accompanies this Prospectus/Proxy Statement and is incorporated herein by reference to the extent that it relates to Information Age Fund.

For a free copy of any of the documents listed above relating to the Funds or the Trust, shareholders may call 1-800-766-FUND (3863) or write to the Trust at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain the Trust’s Prospectuses, Statements of Additional Information, and Annual Report by accessing the Internet site for the Trust at www.RSinvestments.com.

Text-only versions of all of the foregoing Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds and the Trust by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RS INVESTMENT TRUST. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY RS INVESTMENT TRUST IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

TABLE OF CONTENTS

I.	Questions and Answers Regarding the Reorganization	4
II.	Proposal: Reorganization of Internet Age Fund into Information Age Fund	17
III.	Voting Information	25
IV.	Information Filed with the Securities and Exchange Commission	30
Appendix A	Agreement and Plan of Reorganization	A-1
Appendix B	Comparison of Fundamental Investment Policies	B-1

 I. QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION.

The following questions and answers provide an overview of key features of the proposed reorganization. You may also obtain a copy of the Funds’ prospectus and statement of additional information, or ask any question about the reorganization or this Prospectus/Proxy Statement generally, by calling 1-800-766-FUND (3863).

1.                 What transaction is being proposed?

The members of the Board of Trustees of the Trust have unanimously approved an Agreement and Plan of Reorganization between Internet Age Fund and Information Age Fund (the “Agreement and Plan of Reorganization”), a copy of which is attached to this Prospectus/Proxy Statement as Appendix A. Pursuant to the terms of the Agreement and Plan of Reorganization, Internet Age Fund will transfer all of its assets to Information Age Fund in exchange for shares of Information Age Fund, and the assumption by Information Age Fund of all the liabilities of Internet Age Fund. Following the transfer, Class A and Class K shares of Information Age Fund will be distributed to shareholders of Internet Age Fund pro rata in accordance with their respective percentage ownership interests of Class A or Class K shares of Internet Age Fund on the closing date, which is expected to be on or around July 20, 2007. Internet Age Fund will then be liquidated and dissolved. These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganization”.

It is intended that, as a result of the proposed Reorganization, each Internet Age Fund shareholder will receive, without paying any sales charges and on a tax-free basis (for federal income tax purposes), a number of full and fractional Class A or Class K shares, as the case may be, of Information Age Fund with an aggregate net asset value equal to the aggregate net asset value of the Class A or Class K shares of Internet Age Fund held by such shareholder immediately prior to the closing of the Reorganization.

By approving the Agreement and Plan of Reorganization, shareholders of Internet Age Fund are approving the Reorganization, which includes the liquidation and dissolution of Internet Age Fund.

If shareholders of Internet Age Fund do not approve the Reorganization, the Board of Trustees may consider possible alternative arrangements in the best interests of Internet Age Fund and its shareholders.

2.                 Why is the Reorganization being proposed?

Internet Age Fund invests principally in companies that RS Investment Management Co. LLC (“RS Investments”), the Funds’ investment adviser, believes are likely to benefit from the development of the Internet. The

Information Age Fund invests more broadly in a portfolio of companies in the information technology sector. The portfolio management teams of the two Funds are the same. The Information Age Fund is larger than Internet Age Fund, and has a lower expense ratio. RS Investments believes that the combination of the two Funds will benefit shareholders of Internet Age Fund by consolidating the management of the two Funds under their common management team, and providing shareholders an opportunity to continue to invest in a technology-focused portfolio that offers a more diversified portfolio of investments with a potentially lower expense ratio.

3.                 How do the investment objectives, principal investment strategies, and policies of Internet Age Fund compare to those of Information Age Fund?

The investment objectives of Internet Age Fund and Information Age Fund are identical, and the principal investment strategies of Internet Age Fund and Information Age Fund are similar; a more detailed description of Information Age Fund’s investment strategies is set forth in the accompanying prospectus.

Both Funds seek long-term capital appreciation as their investment objectives. In managing both Funds, RS Investments pursues a “growth” style of investment management.

Internet Age Fund invests principally in companies that RS Investments believes are likely to benefit from the development of the Internet. Such companies may include (i) companies that provide access, infrastructure, content, products, or services to Internet companies or Internet users; (ii) companies engaged in e-commerce; and (iii) other companies in any industry that RS Investments believes are likely to benefit as a direct or indirect result of the growth of the Internet. Internet Age Fund’s investments will not necessarily be limited to companies in the technology sector but may include issuers in a wide range of industries. Internet Age Fund, but not Information Age Fund, may sell securities short in an amount up to 25% of the value of the Fund’s assets.

Information Age Fund invests principally in the information technology sector. Companies in the information technology sector include companies that RS Investments considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. Many of these are companies that RS Investments believes are likely to benefit substantially as a direct or indirect result of the growth of the Internet.

With respect to both Funds, RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of: (i) whether the company has experienced strong revenue growth; (ii) whether the company appears to have a strong competitive position; and (iii) whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

With respect to both Funds, although RS Investments may consider the factors described above in purchasing or selling investments for each Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Both Funds are managed by the same portfolio management team within the Growth Group of RS Investments.

Internet Age Fund and Information Age Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed as to a Fund without the consent of the holders of a majority of the outstanding voting securities of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”); other investment policies can be changed without shareholder vote. The Funds have similar fundamental investment policies. A comparison of the fundamental investment policies of Internet Age Fund and of Information Age Fund is attached to this Prospectus/Proxy Statement as Appendix B.

For more information regarding any of Information Age Fund’s investment policies and restrictions, see the enclosed Prospectus and the Statement of Additional Information relating to this Prospectus/Proxy Statement.

4.                 How do the fees and expenses of Internet Age Fund compare to those of Information Age Fund, and what are they estimated to be following the Reorganization?

As shown in the expense tables below, the total annual fund operating expenses of Class A and Class K shares of Information Age Fund are currently lower than the total annual fund operating expenses of Class A and Class K shares of Internet Age Fund. After the Reorganization, the total annual fund operating expense ratios for Class A and Class K shares of Information Age Fund on a pro forma combined basis are expected to be lower than the total annual fund operating expense ratios of Class A and Class K shares, as the case may be, of Internet Age Fund.

Both Information Age Fund and Internet Age Fund charge an identical sales charge upon purchase of a Fund’s Class A shares and an identical contingent deferred sales charge. Neither Fund charges a sales charge on Class K Shares or a redemption fee upon sale of a Fund’s shares.

The following tables show the expenses an investor would incur in connection with making an investment in Internet Age Fund and Information Age Fund, and the fees and expenses paid by Internet Age Fund and Information Age Fund for their fiscal years ended December 31, 2006. They also show pro forma fees and expenses for Information Age Fund for the year ended December 31, 2006, assuming that the Reorganization had occurred as of December 31, 2005. The examples following the tables will help you compare the cost of investing in Internet Age Fund or Information Age Fund currently with the estimated cost of investing in Information Age Fund on a pro forma combined basis.

Shareholders of Internet Age Fund will not pay additional sales charges in connection with the Reorganization. Class A share purchases of Information Age Fund will continue to be available without initial or contingent deferred sales loads for purchases through accounts in either Fund that were in existence on October 6, 2006.

Shareholder Fees

(paid directly from an investment)

The Information Age Fund and RS Internet Age Fund

	Class A shares	Class K shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75%(1)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value or the original offering price)	None(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None	None
Redemption Fee	None	None

       (1) You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares.

       (2) Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this load.

The Information Age Fund (pro forma combined)

	Class A shares (pro forma combined)	Class K shares (pro forma combined)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75%(1)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None	None
Redemption Fee	None	None

       (1) You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares.

       (2) Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this load.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily assets)

RS Internet Age Fund and The Information Age Fund—Class A shares

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses(a)		Acquired Fund Fees and Expenses(c)	Total Annual Fund Operating Expenses
RS Internet Age Fund	1.00%	0.25%	0.42	%(b)	0.00%	1.67%
The Information Age Fund	1.00%	0.25%	0.35%		0.01%	1.61%

RS Internet Age Fund and The Information Age Fund—Class K shares

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses(a)		Acquired Fund Fees and Expenses(c)	Total Annual Fund Operating Expenses
RS Internet Age Fund	1.00%	0.65%	0.41	%(b)	0.00%	2.06%
The Information Age Fund	1.00%	0.65%	0.38%		0.01%	2.04%

The Information Age Fund (pro forma combined)—Class A shares

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses(a)	Acquired Fund Fees and Expenses(c)	Total Annual Fund Operating Expenses
The Information Age Fund	1.00%	0.25%	0.34%	0.01%	1.60%

The Information Age Fund (pro forma combined)—Class K shares

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses(a)	Acquired Fund Fees and Expenses(c)	Total Annual Fund Operating Expenses
The Information Age Fund	1.00%	0.65%	0.35%	0.01%	2.01%

        (a) “Other Expenses” have been restated to reflect current fees.

       (b) “Other Expenses” for Internet Age Fund include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund’s average daily net assets for the fiscal year ended December 31, 2006.

        (c) The amounts indicated for Information Age Fund are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended December 31, 2006.

Examples

These examples will help you compare the cost of investing in shares of Internet Age Fund with the cost of investing in shares of Information Age Fund and the estimated cost of investing in shares of Information Age Fund assuming consummation of the Reorganization. The examples assume that you invest $10,000 for the time periods indicated, whether or not redeemed at the end of such periods. The examples also assume that your investment has a 5% return each year and that the operating expenses of each Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” All expense information is based on the information set out in the tables above, including pro forma expense information for Information Age Fund. Your actual costs may be higher or lower than those shown below. Based on these assumptions, your costs would be as shown in the table below.

RS Internet Age Fund and The Information Age Fund—Class A shares

Fund	One Year	Three Years	Five Years	Ten Years
RS Internet Age Fund	$642	$993	$1,366	$2,412
The Information Age Fund	$636	$974	$1,335	$2,347

RS Internet Age Fund and The Information Age Fund—Class K shares

Fund	One Year	Three Years	Five Years	Ten Years
RS Internet Age Fund	$216	$667	$1,145	$2,461
The Information Age Fund	$214	$661	$1,134	$2,440

The Information Age Fund (pro forma combined)—Class A shares

Fund	One Year	Three Years	Five Years	Ten Years
The Information Age Fund	$635	$971	$1,330	$2,337

The Information Age Fund (pro forma combined)—Class K shares

Fund	One Year	Three Years	Five Years	Ten Years
The Information Age Fund	$211	$652	$1,118	$2,407

5.                 How have the Funds performed?

The charts and tables below provide some indication of the risk of investing in Internet Age Fund and Information Age Fund, respectively, by showing changes in each Fund’s performance from year to year, and by comparing each Fund’s returns with those of broad measures of market performance. The first bar chart shows changes in Internet Age Fund’s Class A shares performance for each full calendar year since it was launched on December 1, 1999; the second bar chart shows changes in Information Age Fund’s Class A shares performance for the past ten calendar years. Returns do not reflect the impact of sales charges. If sales charges were reflected in the bar charts, the returns would be lower than those shown. The returns in the tables below reflect the impact of sales charges. As a result, the returns in the tables are lower than the returns in the bar charts. Performance information is not presented for Class K shares because, as of the date of this Prospectus/Proxy Statement, Class K shares do not have a full calendar year of performance. Class A shares of a Fund represent an investment in the same portfolio of securities as Class K shares of that Fund. Annual returns of the two classes would differ to the extent that Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an additional sales load of up to 4.75%.

A FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN EITHER OF THE FUNDS. NEITHER INTERNET AGE FUND NOR INFORMATION AGE FUND MAY ACHIEVE ITS INVESTMENT OBJECTIVE. EACH FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN. NO ASSURANCE CAN BE GIVEN THAT INFORMATION AGE FUND WILL ACHIEVE ANY PARTICULAR LEVEL OF PERFORMANCE AFTER THE REORGANIZATION.

RS Internet Age Fund Class A Shares

For periods shown in bar chart:

Best Quarter: Fourth Quarter 2001, 53.60%

Worst Quarter: First Quarter 2000, -39.65%

RS Information Age Fund Class A Shares

For periods shown in bar chart:

Best Quarter: Fourth Quarter 1999, 59.77%
Worst Quarter: Third Quarter 2001, -33.81%

RS Internet Age Fund Class A Shares

Average Annual Total Returns—For Periods Ended December 31, 2006

	1 Year	5 Years	Since Inception (12/1/99)
Class A Shares(1)
Return Before Taxes	-2.45%	5.61%	-3.85%
Return After Taxes on Distributions(2)	-2.45%	5.61%	-3.85%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-1.60%	4.85%	-3.21%
S&P 500® Index(3) (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	1.84%
TheStreet.com Internet Sector (DOTSM) Index(4) (reflects no deduction for fees, expenses, or taxes)	17.57%	5.09%	-16.99%
Goldman Sachs Technology Composite Index(5) (reflects no deduction for fees, expenses, or taxes)	8.37%	0.65%	-8.33%

RS Information Age Fund Class A Shares

Average Annual Total Returns—For Periods Ended December 31, 2006

	1 Year	5 Years	10 Years	Since Inception (11/15/95)
Class A Shares(1)
Return Before Taxes	3.02%	3.01%	7.92%	8.67%
Return After Taxes on Distributions(2)	1.44%	2.69%	6.76%	7.53%
Return After Taxes on Distributions and Sale of Fund Shares(2)	4.08%	2.58%	6.63%	7.31%
S&P 500® Index(3) (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	8.42%	9.93%
Goldman Sachs Technology Composite Index(5) (reflects no deduction for fees, expenses, or taxes)	8.37%	0.65%	6.02%	7.88%

       (1) Returns have been adjusted to reflect the current sales load structure for Class A shares.

       (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

       (3) The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

       (4) TheStreet.com Internet Sector (DOTSM) Index is an unmanaged, equal dollar-weighted index composed of leading companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

       (5) The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

It is expected that Information Age Fund will be the accounting successor in the Reorganization; therefore, its historical performance would carry over to the combined Fund for accounting purposes if the Reorganization occurs.

6.                 Who manages Information Age Fund?

RS Investments, Internet Age Fund’s investment adviser, is also the investment adviser of Information Age Fund and is responsible for the day-to-day investment management of Information Age Fund. Stephen Bishop and Allison Thacker, the portfolio managers of Internet Age Fund, are also the portfolio managers of Information Age Fund.

7.                 What are the principal risks of an investment in Information Age Fund and how do they compare with those of Internet Age Fund?

The principal risks of Information Age Fund are substantially similar to the principal risks associated with an investment in Internet Age Fund.

A shareholder could lose some or all of the shareholder’s investment in Internet Age Fund or Information Age Fund. Among the principal risks of investing in either Internet Age Fund or Information Age Fund, which could adversely affect their net asset values and total returns, are:

•       Equity Securities Risk   The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•       Investment Style Risk   A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•       Small and Midsized Companies Risk   Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•       Concentration Risk   Concentrating investments in the information technology sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent that they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

•       Underweighting Risk   If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

•       Technology Investment Risk   Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

•       Foreign Securities Risk   Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

•       Portfolio Turnover Risk   Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains.

•       Cash Position Risk   To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

•       Liquidity Risk   Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

An investment in Internet Age Fund is subject to the following additional principal investment risk, which is not a principal investment risk of Information Age Fund:

•       Short Sales Risk   Internet Age Fund will lose money on a short sale if the value of the security sold short increases. Internet Age Fund may not be able to close out a short position at any particular time or at an acceptable price. The loss to Internet Age Fund from a short sale is potentially unlimited.

8.                 What Information Age Fund shares will shareholders of Internet Age Fund receive if the Reorganization occurs?

Shareholders of Internet Age Fund will receive either Class A or Class K shares in Information Age Fund in return for their Class A or Class K shares, respectively, of Internet Age Fund.

9.                 How do the shareholder policies and procedures of Information Age Fund compare to the shareholder policies and procedures of Internet Age Fund?

The shareholder policies and procedures of Information Age Fund are identical to the shareholder policies and procedures of Internet Age Fund. For additional information regarding the shareholder policies and procedures of Information Age Fund, please see the Prospectus of the Trust, dated May 1, 2007, which accompanies this Prospectus/Proxy Statement.

Each Fund distributes substantially all of its net investment income and net capital gain income at least once a year.

10.          What are the federal income tax consequences of the Reorganization?

The Reorganization is expected to be tax-free for federal income tax purposes. This means that neither Internet Age Fund nor shareholders of Internet Age Fund are expected to recognize a gain or loss directly as a result of the Reorganization. However, because the Reorganization will end the tax year of Internet Age Fund, it may accelerate distributions from Internet Age Fund to shareholders. Specifically, Internet Age Fund will recognize any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), in the short tax year ending on the date of the Reorganization, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction by any available capital loss carryforwards to its shareholders on or before that date. It is anticipated that any such capital gains will be offset by available capital losses.

Information Age Fund’s ability to use the significant pre-Reorganization losses of Internet Age Fund to offset post-Reorganization gains of the combined Fund is expected to be substantially limited as a result of the Reorganization due to the application of loss limitation rules under federal tax law. For instance, at March 31, 2007, Internet Age Fund had approximately $120 million in capital loss carryforwards available to offset future capital gains; its total net assets at that date were approximately $59 million. By contrast, Information Age Fund had no loss carryforwards at that date, and approximately $75 million in total net assets. After the Reorganization, Information Age Fund will only be able to carry forward a small portion of the capital loss carryforwards of Internet Age Fund. For example, if the Reorganization had taken place on March 31, 2007, based on certain assumptions, Information Age Fund would ultimately have been able to carry forward as little as approximately $5 million of Internet Age Fund’s loss carryforwards; the remainder of Internet Age Fund’s loss carryforwards would not have been available for use by the combined Fund. In addition, to the extent that outstanding Internet Age Fund shares are redeemed prior to the Reorganization, such that the net asset value of Internet Age Fund is reduced below the net asset value of the Fund on March 31, 2007, the combined Fund will be able to carry forward even less of Internet Age Fund’s capital loss carryforwards. As a result, former Internet Age Fund shareholders may well receive taxable distributions of capital gains from Information Age Fund at times when distributions, if any, of capital gains from Internet Age Fund would have been offset by capital losses if the Reorganization had not occurred.

The cost basis of Internet Age Fund’s shares is expected to carry over to shareholders’ new shares in Information Age Fund, and the holding period in the shares of Information Age Fund will include the holding period that existed in their Internet Age Fund shares. At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

A substantial portion of the portfolio assets of Internet Age Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the prices at which such portfolio assets are sold and Internet Age Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, as reduced by any available capital losses, including in the form of carryforwards, will be distributed to Internet Age Fund’s shareholders, and such distribution will be taxable to such shareholders. It is anticipated that any such capital gains will be offset by available capital losses. Please see “II. PROPOSAL: REORGANIZATION OF INTERNET AGE FUND INTO INFORMATION AGE FUND—Federal Income Tax Consequences” for additional information.

11.          Will shareholders be expected to pay for the Reorganization?

No. Shareholders will not bear any of the costs associated with the Reorganization. All costs of the reorganization are being borne by RS Investments and not by Internet Age Fund or Information Age Fund.

II. PROPOSAL: REORGANIZATION OF INTERNET AGE FUND INTO INFORMATION AGE FUND.

Introduction.

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Internet Age Fund by and on behalf of the Board of Trustees for use at the Meeting.

Terms of The Proposed Reorganization.

Shareholders of Internet Age Fund are being asked to vote for the approval of the Agreement and Plan of Reorganization. If approved by the shareholders of Internet Age Fund, the Reorganization is expected to occur on or around July 20, 2007, or such other date as the parties may agree, under the Agreement and Plan of Reorganization (the “Closing Date”).

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization and is qualified in its entirety by the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Agreement and Plan of Reorganization, you should read Appendix A.

•       Internet Age Fund will transfer all of its assets and liabilities to Information Age Fund in exchange for Class A and Class K shares of Information Age Fund, with an aggregate net asset value equal to the net value of the transferred assets and liabilities. The liabilities consist of all of Internet Age Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent, or otherwise, in existence on the Closing Date.

•       The assets and liabilities of Internet Age Fund and Information Age Fund will be valued as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, using the valuation policies and procedures for Information Age Fund, which are identical to the valuation policies and procedures for Internet Age Fund.

•       The Class A and Class K shares of Information Age Fund received by Internet Age Fund will be distributed to the shareholders of Internet Age Fund pro rata based on their ownership of Class A shares or Class K shares, as the case may be, of Internet Age Fund, in full liquidation of Internet Age Fund.

•       After the Reorganization, Internet Age Fund’s affairs will be wound up, and Internet Age Fund will be liquidated.

•       The Reorganization requires approval by shareholders of Internet Age Fund and satisfaction of a number of other conditions; the Reorganization may be terminated at any time with the approval of the Trust and under certain other circumstances.

Information Age Fund Shares.

If the Reorganization occurs, shareholders of Internet Age Fund will receive either Class A or Class K shares of Information Age Fund.

Information Age Fund shares that an Internet Age Fund shareholder will receive will have the following characteristics:

•       They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s Class A or Class K shares, as the case may be, of Internet Age Fund as of the business day before the Closing Date, as determined using Information Age Fund’s valuation policies and procedures.

•       Class A and Class K shares of Information Age Fund and Internet Age Fund have identical sales charges imposed on purchases and related break points.

Information Age Fund also has Class C and Class Y shares outstanding, but those shares will not be involved in the Reorganization.

Factors Considered by the Board of Trustees.

The Trustees (including those Trustees who are not “interested persons” of the Trust as defined by the 1940 Act) held a meeting on April 4, 2007 to evaluate and consider the proposal to reorganize Internet Age Fund into Information Age Fund (as previously defined, the “Reorganization”). In their review process, the Independent Trustees were represented by independent legal counsel. In the course of their evaluation, the Trustees reviewed materials received from RS Investments and independent legal counsel, and other information made available to them about the Funds. The Trustees were provided with information both in writing and during oral presentations made at that meeting and at prior meetings, including, among other things, historical performance information, historical expense ratios, and the projected expense ratio of Information Age Fund following the Reorganization.

Based upon their review, the Trustees, including a majority of the Independent Trustees, unanimously concluded that it was in the best interests of Internet Age Fund that the Reorganization be approved and that the interests of Internet Age Fund’s shareholders would not be diluted as a result of the Reorganization. In reaching this conclusion, no single factor was determinative in the Trustees’ analysis, but rather the Trustees considered a variety of factors. The Trustees considered:

•       that RS Investments believes that, over time, an investment in Internet Age Fund may be more volatile than an investment in Information Age Fund, due to the more limited universe of stocks in which Internet Age Fund invests;

•       that the combination of the two Funds will provide shareholders of Internet Age Fund an opportunity to continue to invest in a more diversified portfolio of technology-focused portfolio investments;

•       that the portfolio management teams of the two Funds are the same;

•       that Information Age Fund is larger than Internet Age Fund, and has a lower expense ratio;

•       that the combined Fund will be substantially larger, resulting in potentially lower expenses resulting from fixed costs being spread over a larger asset base;

•       that RS Investments believes that it is unlikely that Internet Age Fund will increase substantially in size in the foreseeable future from the sale of additional shares of the Fund because of an overall decline over the past several years in the demand for mutual funds that invest extensively in investments directly associated with the Internet, and so Internet Age Fund is unlikely to achieve the economies of scale or cost savings that often accompany increases in a mutual fund’s size;

•       the relative investment performance of the Funds;

•       that RS Investments has undertaken to pay all the expenses associated with the Reorganization, including costs associated with the Board’s review of the proposal; and

•       that all liabilities and obligations of Internet Age Fund of any kind whatsoever, whether absolute, accrued, contingent, or otherwise, in existence on the Closing Date, will be transferred to Information Age Fund.

In addition, the Trustees considered that the majority of Internet Age Fund’s loss carryforwards described above, approximately $120 million, would expire in 2009, and the rest in 2010. They considered that, if Internet Age Fund were to continue its separate existence, it would likely be able to take advantage of only a relatively small portion of the loss carryforward—generally an amount equal to the actual realized capital gains of the Fund for the period through 2010. They also considered the likely benefits to shareholders of Internet Age Fund as a result of the Reorganization, including the more diverse portfolio of investments, concentrated management team, and potentially lower operating expenses, and determined that the substantial limitation of Internet Age Fund’s loss carryforwards as a result of the Reorganization should not be seen to result in a dilution of the interests of the shareholders of Internet Age Fund.

A vote of shareholders of Information Age Fund is not needed to approve the Reorganization.

Federal Income Tax Consequences.

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Ropes & Gray LLP will deliver to Information Age Fund and Internet Age Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

•       The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Internet Age Fund and Information Age Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•       Under Section 361 of the Code, no gain or loss will be recognized by Internet Age Fund upon the transfer of its assets to Information Age Fund in exchange for Information Age Fund shares and the assumption by Information Age Fund of Internet Age Fund’s liabilities, or upon the distribution of Information Age Fund shares by Internet Age Fund to its shareholders in liquidation;

•       Under Section 354 of the Code, no gain or loss will be recognized by shareholders of Internet Age Fund on the distribution of Information Age Fund shares to them in exchange for their shares of Internet Age Fund;

•       Under Section 358 of the Code, the aggregate tax basis of Information Age Fund shares that Internet Age Fund’s shareholders receive in exchange for their Internet Age Fund shares will be the same as the aggregate tax basis of Internet Age Fund shares exchanged therefor;

•       Under Section 1223(1) of the Code, Internet Age Fund shareholder’s holding period for Information Age Fund shares received pursuant to the Agreement and Plan of Reorganization will be determined by including the holding period for Internet Age Fund shares exchanged therefor, provided that the shareholder held Internet Age Fund shares as a capital asset on the date of the exchange;

•       Under Section 1032 of the Code, no gain or loss will be recognized by Information Age Fund upon receipt of the assets transferred to Information Age Fund pursuant to the Agreement and Plan of Reorganization in exchange for Information Age Fund shares and the assumption by Information Age Fund of the liabilities of Internet Age Fund;

•       Under Section 362(b) of the Code, Information Age Fund’s tax basis in the assets that Information Age Fund receives from Internet Age Fund will be the same as Internet Age Fund’s tax basis in such assets immediately prior to such exchange;

•       Under Section 1223(2) of the Code, the holding period in the shares of Information Age Fund will include the holding period that existed in Internet Age Fund shares; and

•       Under Section 381 of the Code, Information Age Fund will succeed to the capital loss carryovers of Internet Age Fund, if any, but the use by Information Age Fund of any such capital loss carryovers (and of capital loss carryovers of Information Age Fund) may be subject to limitations under Sections 382, 383, and 384 of the Code and the applicable Treasury Regulations thereunder.

The opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

A substantial portion of the portfolio assets of Internet Age Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the prices at which such portfolio assets are sold and Internet Age Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, as reduced by any available capital losses, including in the form of carryforwards, will be distributed to Internet Age Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to such shareholders. It is anticipated that any such capital gains will be offset by available capital losses.

The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Reorganization, Internet Age Fund will, and Information Age Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. Such distributions will be taxable to shareholders.

Information Age Fund’s ability to utilize the significant pre-Reorganization losses of Internet Age Fund to offset post-Reorganization gains of the combined Fund is expected to be substantially limited as a result of the Reorganization due to the application of loss limitation rules under federal tax law. For instance, if the Reorganization had taken place on March 31, 2007, Internet Age Fund would have had approximately $120 million in pre-Reorganization losses, as little as approximately $5 million of which could potentially be utilized by Information Age Fund to offset pre-Reorganization gains. In addition, for five years beginning after the Closing Date, the combined Fund will not be allowed to offset gains “built in” to either Fund at the time of the Reorganization against capital losses (including capital loss carryforwards) built in to the other Fund. The effect of these limitations, will depend on the amount of losses in Internet Age Fund and Information Age Fund at the time of the Reorganization.

As a result, former Internet Age Fund shareholders may well receive taxable distributions of capital gains from Information Age Fund at times when distributions, if any, of capital gains from Internet Age Fund would have been offset by capital losses if the Reorganization had not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

Comparison of Service Providers.

The Funds have the same service providers. It is not expected that any service providers to Information Age Fund would change as a result of the Reorganization. Additional information regarding Information Age Fund’s service providers is available in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Existing and Pro Forma Capitalization.

The following tables show on an unaudited basis as of December 31, 2006, (i) the capitalization of Internet Age Fund and Information Age Fund, and (ii) the pro forma capitalization of Information Age Fund, as adjusted giving effect to the proposed Reorganization:

	Target Fund	Acquiring Fund	Pro Forma Combined*
Net Assets(a)
Class A	$65,180,131	$84,485,359	$149,758,465
Class K	—	—	—
Net Asset Value Per Share(a)
Class A	$7.95	$15.88	$15.89
Class K	—	—	—
Shares Outstanding (a)
Class A	8,201,646	5,320,214	9,424,739
Class K	—	—	—
Ratio of expenses to average net assets (a)
Class A	1.67%	1.61%	1.60%
Class K	—	—	—

        (a) There were no Class K shares issued at December 31, 2006. Information Age Fund also currently has Class C and Class Y shares outstanding; no Class C or Class Y shares of either Fund were outstanding at December 31, 2006.

                 * Assumes the Reorganization was consummated on December 31, 2006, and is for information purposes only.

The capitalizations of Internet Age Fund and Information Age Fund, and consequently the pro forma capitalization of Information Age Fund, are likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of Internet Age Fund and Information Age Fund prior to the completion of the Reorganization.

Additional Information.

Additional information applicable to Internet Age Fund and Information Age Fund is hereby incorporated by reference to the Trust’s prospectus dated May 1, 2007, as filed with the Securities and Exchange Commission (Accession No. 0001104659-07-030472), to the extent that it relates to the Funds, and to the Statement of Additional Information dated June 11, 2007 relating to this Prospectus/Proxy Statement. Additional information applicable to Information Age Fund can also be found in the accompanying prospectus of the Trust dated May 1, 2007, which is incorporated herein by reference, to the extent it relates to Information Age Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF INTERNET AGE FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

III. VOTING INFORMATION.

Required Vote for the Proposal.

Approval of the Reorganization requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of Internet Age Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of Internet Age Fund or (2) 67% or more of the shares of Internet Age Fund present at the Meeting if more than 50% of the outstanding shares of Internet Age Fund are represented at the Meeting in person or by proxy. A vote of shareholders of Information Age Fund is not needed to approve the Reorganization. Class A and Class K shareholders of Internet Age Fund will vote together as a single Class.

If shareholders of Internet Age Fund do not approve the Reorganization, the Board of Trustees may consider possible alternative arrangements in the best interests of Internet Age Fund and its shareholders.

Voting Information.

The Board of Trustees has fixed the close of business on May 29, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Information about Proxies and the Conduct of the Meeting.

Solicitation of Proxies.

Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and related enclosures, but proxies may also be solicited through further mailings or through telephone communication by officers of the Trust or by regular employees of RS Investments, none of whom will receive compensation for their participation in the solicitation. In addition, the firm of Computershare Fund Services, Inc. (“CFS”) has been retained to assist in the solicitation of proxies at a cost that is not expected to exceed $60,000, although actual costs may be substantially higher. The expenses of the preparation of this Prospectus/Proxy Statement and related materials, including printing and delivery costs and solicitation of proxies, are borne by RS Investments and not by Internet Age Fund or Information Age Fund.

Voting Process.

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date, and return the enclosed proxy card following the instructions printed on the card. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the website. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

As the Meeting date approaches, certain shareholders of Internet Age Fund may receive a telephone call from a representative of CFS, the Trust’s proxy solicitor, if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy instruction is solicited, the CFS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. CFS will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her instruction and asking the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

Shareholders of Internet Age Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share entitled to vote on the record date.

Quorum and Method of Tabulation.

Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendations of the Board. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing and delivering a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

The Amended and Restated Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of votes against the Proposal.

“Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. The Trust may request that selected brokers or nominees refrain from returning proxies in respect of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Distributor’s Address.

The address of Internet Age Fund’s distributor is Guardian Investor Services LLC (“GIS”), 7 Hanover Square, New York, New York 10004. GIS is also the distributor of Information Age Fund and will remain the distributor of Information Age Fund after the proposed Reorganization.

Share Ownership.

As of May 29, 2007, Internet Age Fund had 6,781,289 issued and outstanding Class A and Class K voting shares. As of May 29, 2007, the Trustees and officers of the Trust owned less than one percent of the outstanding shares of each of Internet Age Fund and Information Age Fund. As of May 29, 2007, the following shareholders owned of record five percent or more of the outstanding shares of Internet Age Fund or Information Age Fund:

	Number of
	Shares	Record
RS Internet Age Fund	Owned	Ownership
CHARLES SCHWAB & CO INC
REINVEST ACCOUNT	1,986,696.16	29.30%
ATTN MUTUAL FUNDS DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
NFS LLC FEBO CUST
FBO ALICIA M BLANCO	814,314.13	12.01%
82 DEVONSHIRE ST
BOSTON MA 02109-3605
NFS LLC FEBO CUST

	Number of
	Shares	Record
The Information Age Fund	Owned	Ownership
CHARLES SCHWAB & CO INC
REINVEST ACCOUNT	1,054,696.85	23.93%
ATTN MUTUAL FUNDS DEPARTMENT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
NFS LLC FEBO
STATE STREET BANK & TRUST	756,940.18	17.17%
STATE STREET BANK & TRUST TTEE
2337 GRAMERCY
HOUSTON TX 77030-3213
SMITH BARNEY 401(K) ADVISOR GROUP
CITIGROUP INSTITUTIONAL TRUST CO	283,458.56	6.43%
400 ATRIUM DR
SOMERSET NJ 08873-4162

The Trust does not know of any person owning beneficially more than 5% of the outstanding shares of RS Internet Age Fund other than any of the persons listed above.

Adjournments; Other Business.

If a quorum for Internet Age Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require an affirmative vote of a majority of the shares of Internet Age Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote all proxies that they are entitled to vote for the Proposal FOR such an adjournment with respect to the Proposal; any proxies required to be voted against the Proposal will be voted AGAINST adjournment as to the Proposal; proxies marked to abstain from voting on the Proposal will abstain from voting on adjournment as to the Proposal; broker non-votes received in respect of the Proposal will be considered votes FOR such an adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by RS Investments.

The Board of Trustees knows of no business to be brought before the Meeting other than the Proposal. However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

IV. INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Additional information about Information Age Fund and Internet Age Fund is included in the Statement of Additional Information dated June 11, 2007, relating to this Prospectus/Proxy Statement, the Statement of Additional Information of the Trust dated May 1, 2007, and the Funds’ annual and semiannual reports to shareholders, all of which have been filed with the SEC under the Securities Act of 1933 as amended. Copies of these materials may be obtained without charge by calling 1-800-766-FUND (3863).

Proxy material, reports, proxy and information statements, registration statements, and other information filed by the Trust can be inspected and copied at the SEC’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 33 Arch Street, 23rd Floor, Boston, MA 02110; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 1801 California Street, Suite 1500, Denver, CO 80202; 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of May 17, 2007, by and among RS Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of The Information Age Fund (the “Acquiring Fund”), and on behalf of RS Internet Age Fund (the “Acquired Fund”) , and, for purposes of Section 9.2 only, RS Investment Management Co. LLC (“RSIM”).

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Sections 361(a) and 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Class A shares (the “Class A Acquiring Fund Shares”) and Class K shares (the “Class K Acquiring Fund Shares”, and, together with the Class A Acquiring Fund Shares, the “Acquiring Fund Shares”) of beneficial interest, no par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution, after the closing date contemplated by Section 3.1 (the “Closing Date”), of the Class A shares and Class K shares, pro rata to the shareholders of the corresponding class of shares of the Acquired Fund, and the termination, dissolution, and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                              TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1.                    Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)                        The Acquired Fund will sell, assign, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)                       The Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the Acquired Fund (1) the number of Class A Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class A shares, less the amount of the liabilities of the Acquired Fund attributable to its Class A shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class A Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3, and (2) the number of Class K Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class K shares, less the amount of the liabilities of the Acquired Fund attributable to its Class K shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class K Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3, and (ii) assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent, or otherwise, in existence on the Closing Date. Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c)                        Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its respective shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Each Class A shareholder of the Acquired Fund shall be entitled to receive that number of Class A Acquiring Fund Shares equal to the total of (i) the number of Class A shares of the Acquired Fund held by such shareholder divided by the number of Class A shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class A Acquiring Fund Shares received by the Acquired Fund. Each Class K shareholder of the Acquired Fund shall be entitled to receive that number of Class K Acquiring Fund Shares equal to the total of (i) the number of Class K shares of the Acquired Fund held by such shareholder divided by the number of

Class K shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class K Acquiring Fund Shares received by the Acquired Fund.

1.2.                    The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold, and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses, other than any unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.                    As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute to its shareholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective numbers of the Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.                    With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5.                    As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.6.                    Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Trust, and, for clarity, under no circumstances will any other series of the Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.                              VALUATION

2.1.                    On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Class A and Class K Acquiring Fund Shares (including fractional shares, if any) determined as provided in Section 1.

2.2.                    The value of the Acquired Fund’s net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”).

2.3.                    The net asset value of a Class A or a Class K Acquiring Fund Share shall be the net asset value per Class A share or Class K share, as the case may be, of the Acquiring Fund computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Trust’s Agreement and Declaration of Trust and the Acquiring Fund Prospectus.

2.4.                    The Valuation Date shall be 4:00 p.m. Eastern time on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.5.                    The Acquiring Fund shall issue the Class A Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquiring Fund shall issue the Class K Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder to its shareholders as contemplated by Section 1.1, by redelivering such share deposit receipts to the Trust’s transfer agent which will as soon as practicable set up open accounts for

Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund.

2.6.                    The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash, or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.7.                    All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Trust’s Agreement and Declaration of Trust and the Acquiring Fund Prospectus.

3.                              CLOSING AND CLOSING DATE

3.1.                    The Closing Date shall be July 20, 2007, or at such other date to which the parties may agree. The Closing shall be held at the offices of Ropes & Gray LLP, One International Place, Boston, MA 02110, at 9:00 a.m. Eastern Time or at such other time and/or place as the parties may agree.

3.2.                    The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company, or other third party depositories, by transfer to the account of the Custodian in accordance with

Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the custodian for the Acquiring Fund.

3.3.                    In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

3.4.                    At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary, or Assistant Secretary of the Trust, on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata within each class of shares to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.                    At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities, and liquidation contemplated by Section 1.

4.                              REPRESENTATIONS AND WARRANTIES

4.1.                    Representations and Warranties of the Trust, on behalf of the Acquired Fund.

The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)                        The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as now being conducted.

(b)                       The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act.

(c)                        The Acquired Fund is not in violation in any material respect of any provisions of the Trust’s Declaration of Trust or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery, and performance of this Agreement will not result in any such violation.

(d)                       The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange

Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)                        At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)                          Except as otherwise disclosed to the Acquiring Fund, no material litigation, administrative or other proceedings, or investigation is presently pending or, to the knowledge of the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings, or investigation. Neither the Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)                        The statements of assets and liabilities, statements of operations, statements of changes in net assets, and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal year ended December 31, 2006, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since December 31, 2006. Prior to the

Closing Date, the Acquired Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2006, whether or not incurred in the ordinary course of business.

(h)                       Since December 31, 2006, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness (other than short-term borrowings under the Funds’ line of credit). For purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities, or net redemptions shall be deemed to be in the ordinary course of business.

(i)                          As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct, and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid. The Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Trust’s or the Acquired Fund’s knowledge, the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)                           The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Acquired Fund’s books. The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)                       The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(l)                          The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund as of the Closing Date are divided into Class A shares and Class K shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)                   The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(n)                       The execution, delivery, and performance of this Agreement have been duly authorized by the Board of Trustees of the Trust and by all other necessary trust action on the part of the Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(o)                       The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(p)                       The information relating to the Acquired Fund furnished by the Trust and the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(q)                       As of the date of this Agreement, the Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the

“Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(r)                         There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(s)                         No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, or the 1940 Act, or state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(t)                          As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens, or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term

“Investments” shall mean the Acquired Fund’s investments shown on the schedule of its portfolio investments as of December 31, 2006, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after December 31, 2006, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers, and similar corporate actions through the Closing Date.

(u)                       The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(v)                        To the best of the Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.                    Representations and Warranties of the Trust, on behalf of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)                        The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure so to qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as now being conducted.

(b)                       The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of this Agreement and Declaration of Trust of the Trust and the 1940 Act.

(c)                        The Acquiring Fund is not in violation in any material respect of any provisions of the Trust’s Agreement and Declaration of Trust or By-Laws or any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery, and performance of this Agreement will not result in any such violation.

(d)                       The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)                        Except as otherwise disclosed to the Acquired Fund, no material litigation, administrative or other proceedings, or investigation is presently pending or, to the knowledge of the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings, or investigation. Neither the Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)                          The statements of assets and liabilities, statements of operations, statements of changes in net assets, and schedules of portfolio investments (indicating their market values) of the Acquiring Fund at, as of, and for the fiscal year ended December 31, 2006, audited by

PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquiring Fund, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2006.

(g)                        Since December 31, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness (other than short-term borrowings under the Funds’ line of credit). For purposes of this subparagraph (g), changes in portfolio securities, changes in the market value of portfolio securities, or net redemptions shall be deemed to be in the ordinary course of business.

(h)                       The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed to the Acquired Fund, the Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(i)                          The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund as of the Closing Date will be divided into Class A shares, Class C shares, Class K shares and Class Y shares, having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares issued hereunder, are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(j)                           The execution, delivery, and performance of this Agreement have been duly authorized by the Board of Trustees of the Trust and by all other necessary trust action on the part of the Trust and the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(k)                       The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(l)                          As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund, and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)                   There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(n)                       The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)                       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, or the 1940 Act, or state securities or blue sky laws.

5.                              COVENANTS OF THE PARTIES.

5.1.                    The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of shares, and regular and customary periodic dividends and distributions.

5.2.                    The Trust will call a meeting of the Acquired Fund shareholders as soon as practicable after the date of filing the Registration Statement to be held prior to the Closing Date for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation of the Acquired Fund, and taking all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.                    In connection with the Acquired Fund shareholders’ meeting referred to in Section 5.2, the Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.                    Each of the Trust, the Acquired Fund, and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Trust and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.5.                    As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust or the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by PricewaterhouseCoopers LLP and certified by the Trust’s President and Treasurer.

5.6.                    The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.                    The Trust and the Acquired Fund agree that the liquidation of the Acquired Fund will be effected in the manner provided in the Trust’s Declaration of Trust and By-Laws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

6.                              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.                    The Trust and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by the Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.                    The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2006, for purposes of which, changes in portfolio securities, changes in the market value of portfolio securities, or net redemptions shall be deemed to be in the ordinary course of business.

6.3.                    The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Trust’s Agreement and Declaration of Trust or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire, and as of the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act.

6.4.                    All proceedings taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.                    The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6.                    Prior to the Closing Date, the Trust, on behalf of the Acquired Fund, shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ended December 31, 2006 and the short taxable year beginning January 1, 2007 and ending on the Closing Date (computed without regard to any deduction for dividends paid), and all of the Acquired Fund’s net capital gain realized in its taxable year ended December 31, 2006 and the short taxable year beginning on January 1, 2007 and ending on the Closing Date (after reduction by any capital loss carryover).

6.7.                    The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.8.                    The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s  transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date, and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund’s transfer agent shall also have provided to the Acquiring a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.9.                    All of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or its counsel, to indemnify the Acquiring Fund against any expense, loss, claim, damage, or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

6.10.             The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)                        This Agreement has been duly authorized, executed, and delivered by the Trust, on behalf of the Acquired Fund, and, assuming that the Acquiring Fund Prospectus, the Registration Statement, and the Prospectus/Proxy

Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act, and assuming the due authorization, execution, and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(b)                       The Acquired Fund has the power as a series of a business trust to sell, assign, transfer, and deliver the assets to be transferred by it hereunder.

(c)                        The execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund did not, and the performance by the Trust and the Acquired Fund of their obligations hereunder will not, violate the Trust’s Declaration of Trust or By-Laws, or any provision of any material agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound.

(d)                       To the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained and except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)                        The Trust is registered with the Commission as an investment company under the 1940 Act.

7.                              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.                    The Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.                    The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3.                    All proceedings taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.                    The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, to the following effect:

(a)                        This Agreement has been duly authorized, executed, and delivered by the Trust, on behalf of the Acquiring Fund, and, assuming that the Acquiring Fund Prospectus, the Registration Statement, and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act, and assuming the due authorization, execution, and delivery of this Agreement by the Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Trust and the Acquiring Fund enforceable against the Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(b)                       The execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund did not, and the performance by the Trust and the Acquiring Fund of their obligations hereunder will not, violate the Trust’s Agreement and Declaration of Trust or By-Laws, or any provision of any material agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which it is bound.

(c)                        To the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as have been obtained and except such as may be required under state securities or blue sky laws or such as have been obtained.

(d)                       The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

(e)                        Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued, fully paid, and, except as set forth in the Acquiring Fund Prospectus, nonassessable Class A shares and Class K shares of beneficial interest in the Acquiring Fund.

(f)                          The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.                              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Trust, the Acquiring Fund, and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.                    This Agreement shall have been approved by shareholders of the Acquired Fund in the manner required by the Trust’s Declaration of Trust, By-Laws, and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2.                    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.                    All consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Trust, the Acquired Fund, or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.                    The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

8.5.                    The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a)                        The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)                       No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)                        No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)                       The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

(e)                        The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

(f)                          No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g)                        The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)                       An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)                          The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Trust  and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.6.                    At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be waived by the Board of Trustees of the Trust, if, in the judgment of the Board of Trustees of the Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the interests of the shareholders of the Acquiring Fund.

9.                              BROKERAGE FEES; EXPENSES.

9.1.                    Each of the Trust, the Acquired Fund, and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.                    RSIM agrees to assume and to pay all expenses incurred by the Trust, the Acquiring Fund, and the Acquired Fund in connection with the transaction contemplated by this Agreement.

10.                       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.             This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, and may not be changed except by a letter of agreement signed by each party hereto.

10.2.             The representations, warranties, and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.                       TERMINATION

11.1.             This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund, prior to the Closing Date.

11.2.             In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)                        With respect to a termination by the Acquired Fund, of a material breach by the Acquiring Fund of any representation, warranty, covenant, or agreement contained herein to be performed by the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Fund, of a material breach by the Acquired Fund of any representation, warranty, covenant, or agreement herein to be performed by the Acquired Fund at or prior to the Closing Date;

(b)                       A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)                        Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling, or decree or taken any other action restraining, enjoining, or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree, or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree, or other action lifted, vacated, or denied.

11.3.             If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

11.4.             If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

11.5.             In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.                       TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.                       AMENDMENTS.

This Agreement may be amended, modified, or supplemented in such manner as may be agreed upon in writing by the authorized officers of the Trust; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.                       NOTICES.

Any notice, report, statement, or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, or certified mail addressed to the Trust, the Acquiring Fund or the Acquired Fund at 388 Market Street, Suite 1700, San Francisco, California 94111, Attn: Terry R. Otton, President.

15.                       MISCELLANEOUS.

15.1.             The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.             This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.             This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.             This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.             A copy of the Trust’s Amended and Restated Agreement and Declaration of Trust dated March 13, 1997, as amended, to which reference is hereby made is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Trust and each Fund by the Trustees or officers of the Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of either Fund individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President, or Treasurer.

RS INVESTMENT TRUST
On behalf of The Information Age Fund
By:	/s/ TERRY R. OTTON
Name: Terry R. Otton
Title: President
RS INVESTMENT TRUST
On behalf of RS Internet Age Fund
By:	/s/ TERRY R. OTTON
Name: Terry R. Otton
Title: President
For purposes of Section 9.2 only:
RS INVESTMENT MANAGEMENT CO. LLC
By:	/s/ TERRY R. OTTON
Name: Terry R. Otton
Title: Chief Executive Officer

APPENDIX B

COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

Set out below are each Fund’s fundamental investment restrictions. For purposes of this discussion, a “fundamental” investment restriction is one that may not be changed without a shareholder vote.

RS Internet Age Fund	The Information Age Fund
Senior Securities

The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except that the Fund may borrow money to the extent permitted by applicable law, regulation or order.

The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except that the Fund may borrow no more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

Margin Purchases
No fundamental investment restriction.	The Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

Note: Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.

Borrowing
The Fund may not borrow money, except to the extent permitted by applicable law, regulation or order.	The Fund may not borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

Underwriting

The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Same.

Diversification

(i) As to 75% of the Fund’s total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or (ii) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that the Fund will invest in companies RS Investments believes are likely to benefit substantially from the development of Internet without limitation as to industry concentration.

(i) As to 75% of the Fund’s total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or (ii) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that the Fund will invest without limit in any one or more information technology industries.

Interested Transactions
No fundamental investment restriction.

The Fund may not invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of RS Investments owns more than ½ of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Lending

The Fund may not make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.

Same.

Commodities

The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or the Statement of Additional information at the time.

Same.
Real Estate

The Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts.

Same.

Note: For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.

In addition to the fundamental investment restrictions discussed above, each Fund may not invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable). This policy may be changed without shareholder approval.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

CONVENIENT WAYS TO VOTE YOUR PROXY.

You can vote your proxies over the Internet or telephone – it’s easy and confidential.

INTERNET AND TELEPHONE ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:
-	Read the proxy statement and have your proxy card available.
-	Go to https://vote.proxy-direct.com and follow the on screen directions.
Vote by Telephone:
-	Read the proxy statement and have your proxy card available.
-	Call toll free 1-866-241-6192 and follow the recorded instructions provided to cast your vote.

Please detach at perforation before mailing.

PROXY

RS INVESTMENT TRUST

PROXY

RS INTERNET AGE FUND

PROXY FOR THE MEETING OF SHAREHOLDERS OF RS INTERNET AGE FUND – JULY 16, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints Terry R. Otton, Benjamin L. Douglas and John J. Sanders, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Meeting of Shareholders of RS Internet Age Fund, a series of RS Investment Trust, to be held at the Offices of RS Investment Trust, 388 Market Street, San Francisco, California, at 8:00 a.m. (Pacific Time) on July 16, 2007, and at any adjournments thereof, all of the shares of RS Internet Age Fund, which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office.  If you are a partner, sign in the partnership name.

Shareholder sign here

Co-owner sign here

Date

RSI_17364

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1.

To approve the Agreement and Plan of Reorganization providing for the transfer of all of the assets of RS Internet Age Fund to The Information
Age Fund®, another series of the Trust, in exchange for shares of The
Information Age Fund and the assumption by The Information Age Fund of all of the liabilities of RS Internet Age Fund, and the distribution of such shares to the shareholders of RS Internet Age Fund in complete liquidation of RS Internet Age Fund, all as described in the Prospectus/Proxy
Statement.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

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